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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-47069, 333-56849, 333-86375, 333-102448 and
333-103570) and Form S-3 (File Nos. 333-81419, 333-90961 and 333-39744) of
Quanta Services, Inc. of our report dated February 27, 2003 (except for the matters discussed in Note 16, as to which the date is March 10, 2003), relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
March 26, 2003